UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2016 (January 8, 2016)

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon	97210-1818
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2016, the Board of Directors of Schmitt Industries, Inc. (the “Registrant”) appointed David M. Hudson as its interim President and Chief Executive Officer, effective January 8, 2016.

This Amendment No. 1 to Current Report on Form 8-K/A is being filed solely to report that on January 26, 2016, the Registrant and Mr. Hudson entered into an agreement which provides that Mr. Hudson will receive an annual base salary of $202,000 for the period from January 8, 2016 through March 31, 2016. Effective April 1, 2016, the annual base salary will be reduced to $175,800.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

February 1, 2016	By:	/s/ Ann M. Ferguson
	Name:	Ann M. Ferguson
	Title:	Chief Financial Officer and Treasurer

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